UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2009
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-33723	41-2230745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 1, 2009, Main Street Capital Corporation (the “Company”) entered into amendments (collectively, the “Amendments”) to its Employment Agreements effective as of October 11, 2007 with each of Todd A. Reppert, President and Chief Financial Officer; Rodger A. Stout, Senior Vice President-Finance & Administration, Chief Compliance Officer and Treasurer; Curtis L. Hartman, Senior Vice President; Dwayne L. Hyzak, Senior Vice President; and David L. Magdol, Senior Vice President (collectively, the “Employment Agreements”). The Amendments shorten the terms of the Employment Agreements by one year, to expire on December 31, 2009, and conform certain dates with respect to cash bonuses and equity awards due to the reduced terms of the Employment Agreements. The Amendments also provide that the number of shares to be issued pursuant to any dollar-based equity awards will be determined based upon the greater of (i) the applicable market price of the Company’s common stock at the time of issuance and (ii) the Company’s last reported net asset value per share.
The foregoing description of the terms of the Employment Agreements and the Amendments is qualified in its entirety by the terms of the Employment Agreements and the Amendments, which are filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Todd A. Reppert (previously filed as Exhibit (k)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.2	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Todd A. Reppert dated as of July 1, 2009

10.3	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Rodger A. Stout (previously filed as Exhibit (k)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.4	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Rodger A. Stout dated as of July 1, 2009

10.5	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Curtis L. Hartman (previously filed as Exhibit (k)(3) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.6	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Curtis L. Hartman dated as of July 1, 2009

10.7	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Dwayne L. Hyzak (previously filed as Exhibit (k)(4) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.8	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Dwayne L. Hyzak dated as of July 1, 2009

10.9	*†
Form of Employment Agreement by and between Main Street Capital Corporation and David L. Magdol (previously filed as Exhibit (k)(5) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.10	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and David L. Magdol dated as of July 1, 2009

*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

†	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation
Date: July 1, 2009	By:	/s/ Rodger A. Stout
		Name:	Rodger A. Stout
		Title:	Chief Compliance Officer

Exhibit Index

Exhibit No.		Description

10.1	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Todd A. Reppert (previously filed as Exhibit (k)(1) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.2	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Todd A. Reppert dated as of July 1, 2009

10.3	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Rodger A. Stout (previously filed as Exhibit (k)(2) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.4	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Rodger A. Stout dated as of July 1, 2009

10.5	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Curtis L. Hartman (previously filed as Exhibit (k)(3) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.6	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Curtis L. Hartman dated as of July 1, 2009

10.7	*†
Form of Employment Agreement by and between Main Street Capital Corporation and Dwayne L. Hyzak (previously filed as Exhibit (k)(4) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.8	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and Dwayne L. Hyzak dated as of July 1, 2009

10.9	*†
Form of Employment Agreement by and between Main Street Capital Corporation and David L. Magdol (previously filed as Exhibit (k)(5) to Main Street Capital Corporation’s Registration Statement on Form N-2 (Reg. No. 333-142879))

10.10	†	Amendment to Employment Agreement by and between Main Street Capital Corporation and David L. Magdol dated as of July 1, 2009

*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

†	Management contract or compensatory plan or arrangement.